UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Information Statement

[_] Confidential, for Use of the SEC Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

CURRY GOLD CORP.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14 c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

CURRY GOLD CORP.

29 Farmington, Nr Cheltenham

Gloucestershire, GL54 3ND, United Kingdom

NOTICE OF ACTION PURSUANT TO WRITTEN CONSENT

OF STOCKHOLDERS IN LIEU OF A MEETING

To our Stockholders:

This Information Statement is furnished by the Board of Directors of Curry Gold Corp., a Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value (“Common Stock”), at the close of business on July 26, 2013, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our stockholders that on July 25, 2013, the holder of a majority of the voting capital stock of the Company acted by written consent in lieu of a special meeting of stockholders to authorize and approve (i) the amendment and restatement of our articles of incorporation (the “Restated Articles”) to change the Company’s name to “Virtus Oil and Gas Corp.” (the “Name Change”) and increase the number of authorized shares of Common Stock to 150,000,000 (the “Share Increase”); and (ii) a forward stock split of the issued and outstanding shares of Common Stock, whereby each outstanding share of Common Stock will be exchanged for fourteen (14) new shares of Common Stock (the “Stock Split”).

The Board of Directors of the Company has authorized and approved the Stock Split and the Restated Articles. The consent we have received constitutes the only stockholder approval required under Nevada law and our articles of incorporation and bylaws, as presently in effect. Pursuant to Rule 14c-2 of the Exchange Act, although the Restated Articles have been filed in the office of the Nevada Secretary of State, no corporate action will be taken with respect to the Name Change, the Share Increase or the Stock Split before the effective date of August 30, 2013, which is approximately 20 calendar days after the date we expect that the Information Statement will be first mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

The written consent of the holder of a majority of the voting power of our capital stock approving the Stock Split and the Restated Articles satisfies all applicable stockholder voting requirements. Accordingly, we are not asking you for a proxy. Please do not send us one. We are furnishing this Information Statement to our stockholders solely to inform you that the Restated Articles were approved by the holder of a majority of the voting capital stock of the Company before they take effect in accordance with Rule 14c-2 under the Exchange Act, and also to advise you of the related Stock Split. No action is required by you.

By Order of the Board of Directors,

/s/ Daniel M. Ferris

Daniel M. Ferris

President, Treasurer and Secretary

Gloucestershire, UK

August 10, 2013

1

CURRY GOLD CORP.

29 Farmington, Nr Cheltenham

Gloucestershire, GL54 3ND, United Kingdom

INFORMATION STATEMENT

GENERAL INFORMATION

This Information Statement is expected to be mailed on or about August 10, 2013 to the stockholders of record of Curry Gold Corp., a Nevada corporation (the “Company”), at the close of business on July 26, 2013 (the “Record Date”). This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

This Information Statement is being circulated to the stockholders of the Company in connection with the taking of corporate action without a meeting upon the written consent of the holder of a majority of the outstanding voting securities of the Company and is being furnished to holders of record of the common stock of the Company in order to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C under the Exchange Act. This Information Statement is intended to inform all stockholders of the approval of an amendment and restatement of our articles of incorporation (the “Restated Articles”) to change the Company’s name to “Virtus Oil and Gas Corp.” (the “Name Change”) and increase the number of authorized shares of common stock of the Company, $0.001 par value (“Common Stock”), from 75,000,000 to 150,000,000 (the “Share Increase”). The Share Increase is being approved in connection with a forward stock split of the issued and outstanding shares of Common Stock, whereby each outstanding share of Common Stock will be exchanged for fourteen (14) new shares of Common Stock (the “Stock Split”), which will take effect after the Restated Articles become effective. A copy of the Restated Articles is attached to this Information Statement as Attachment 1.

This is not a notice of a meeting of stockholders and no stockholders’ meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing you of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF A STOCK SPLIT AND AN AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, holders of our Common Stock are not entitled to dissenters’ rights of appraisal with respect to the proposed amendment and restatement of our articles of incorporation and the adoption of the Restated Articles.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, our authorized capitalization consisted of 75,000,000 shares of Common Stock, of which 2,350,000 shares were issued and outstanding.

Pursuant to the bylaws of the Company as currently in effect, each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

2

CONSENTING STOCKHOLDERS

The approval of the Restated Articles, which will effectuate the Name Change and Share Increase, requires the consent of the holders of a majority of the voting power of the Common Stock entitled to vote. Section 78.320 of the Nevada Revised Statutes generally provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of at least a majority of the voting power of the corporation.

In order to eliminate the costs and management time involved in soliciting and obtaining proxies to approve the action and in order to effectuate the actions as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company (the “Board”) voted to utilize, and did in fact obtain, the written consent of the holder of a majority of the outstanding shares of Common Stock of the Company.

On July 25, 2013, the Board unanimously adopted resolutions approving the Name Change, the Share Increase, the Stock Split and the Restated Articles, and recommended that our stockholders approve the Restated Articles, and as of the same date the Company obtained by written consent of the holder of shares representing a majority of the voting power approval to (i) cause a fourteen-to-one (14:1) stock split and (ii) change the Company’s name and increase the number of authorized shares of Common Stock, as reflected in the Restated Articles. The Company subsequently filed the Restated Articles with the Secretary of State of Nevada on July 25, 2013, with an effective date of August 30, 2013, which is approximately 20 calendar days after the date on which we anticipate the Information Statement will be first mailed to our stockholders. In accordance with Rule 14c-2 of the Exchange Act, no corporate action (including, without limitation, the Stock Split, the Name Change or the Share Increase) will be taken with request to the Restated Articles, until at least 20 calendar days following the mailing of this Information Statement.

No consideration was paid for the consent of any consenting stockholder.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

Except as otherwise described herein, no director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in connection with the action to increase of the number of authorized shares of the Company which is not shared by all other holders of the Company’s Common Stock. See “Security Ownership of Certain Beneficial Owners and Management.”

DESCRIPTION OF CAPITAL STOCK

Our articles of incorporation, prior to the filing of the Restated Articles on July 25, 2013, authorized the Company to issue 75,000,000 shares of Common Stock, $0.001 par value. Upon the effectiveness of the Restated Articles, the Company will be authorized to issue 150,000,000 shares of Common Stock. On the Record Date, we had 2,350,000 shares of Common Stock issued and outstanding.

The following description of our capital stock may not be complete and is subject to Nevada law and the actual terms and provisions contained in our articles of incorporation and bylaws, each as amended from time to time.

Common Stock

All outstanding Common Stock is fully paid and non-assessable. Subject to the rights of the holders of our outstanding preferred stock, if any is authorized and issued in the future, holders of Common Stock:

•	are entitled to any dividends or other distributions when and if declared by the Board out of funds legally available for such purpose;

•	will share ratably in our net assets in the event of a liquidation, dissolution or winding-up of our Company; and

•	are entitled to one vote per share of record on all matters to be voted upon by stockholders and to vote together as a single class for the election of directors and in respect of other corporate matters.

The Common Stock has no conversion or redemption rights or features. Holders of Common Stock have no preemptive rights to purchase or to subscribe for any stock or other securities of ours, nor call rights related to those shares.

3

AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION

Increase of Authorized Capital Stock of the Company

Prior to the Restated Articles becoming effective, we are authorized to issue 75,000,000 shares of Common Stock. Upon the effectiveness of the Restated Articles, we will be authorized to issue 150,000,000 shares of Common Stock. The voting and other rights of the Common Stock are not being changed under the Restated Articles, and the terms of the newly authorized shares of Common Stock will the same as the terms for all currently outstanding shares of Common Stock.

Although the terms of the Common Stock are not being revised by the Restated Articles, the increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.

•	First, the current stockholders could be diluted by the issuance of additional shares of Common Stock, and the increase in the number of authorized shares makes the potential for dilution even greater. The increase in authorized shares of Common Stock pursuant to the Restated Articles does not alter the number of outstanding shares of Common Stock at this time. However, as a result of the Restated Articles, stockholders of the Company will own a lesser percentage of the total number of authorized shares of Common Stock than they do currently, and those stockholders will be diluted if the Company issues any of the additional authorized shares of Common Stock in the future. Because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, if the Company issues any of the newly authorized shares of Common Stock in the future, our current stockholders’ percentage ownership interest of the total outstanding shares of Common Stock will be reduced. Depending upon the circumstances under which newly authorized shares of Common Stock are issued, our stockholders may experience a reduction in earnings per share and book value per share, as well as a dilution of voting power. The Company intends to finance the start-up of its operations, including any asset or project acquisitions in the foreseeable future, through equity financings made through the sale of its Common Stock in private transactions, and/or the issuance of shares directly, either alone or in combination with funds raised in such private placements. The Company is actively seeking financing partners and potential acquisition targets and believes that it will be successful in doing so, which will likely result in the issuance of additional shares of Common Stock and the dilution of the ownership and voting power of its current stockholders. However, there are no binding or definitive agreements, letters of intent, commitments or understandings for the issuance of the additional shares of Common Stock as of the date of this Information Statement, and the Board did not approve the Restated Articles for the purpose of diluting its existing stockholders.

•	Second, the increase in the number of authorized shares of Common Stock could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult and therefore less likely. For example, additional shares could be issued by the Company in a manner that would dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company were to do so through a purchase transaction in which they offered an above-market premium, or other terms that were favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this action is not being presented with the intent that it be utilized as a type of anti-takeover device.

4

Purpose for Stock Split and Increase in Shares of Authorized Capital Stock

The purpose of the fourteen-to-one (14:1) forward Stock Split and the increase in the number of authorized shares of Common Stock to 150,000,000 is to provide the Company with greater flexibility in its capital structure, which in turn will give the Company greater flexibility in pursuing additional equity financings for working capital and to fund acquisitions of assets and stock-based acquisitions which may occur in the future. The change of the Company’s name is intended to reflect an anticipated change in the nature of the business of the Company following a change in control transaction that took effect in July 2012.

Having a substantial number of authorized but unissued shares of Common Stock that are not reserved for specific purposes will allow the Company the ability to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in the Company’s capitalization. The issuance of additional shares of Common Stock may, depending upon the circumstances under which these shares are issued, reduce stockholders’ equity per share and may reduce the percentage ownership of Common Stock by our currently existing stockholders. The Company is actively pursuing financings which may result in the issuance of additional shares of Common Stock, for which the current number of authorized shares of Common Stock should be sufficient. The Company does not have any binding or definitive agreements, letters of intent, commitments or understandings with respect to the issuance of any portion of the proposed increased number of authorized shares as of the date of this Information Statement.

It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the amendment, unless otherwise required by law or regulation applicable to the Company. Frequently, opportunities arise that require prompt action, and it is the belief of the Board that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

When issued, the additional shares of Common Stock authorized by the Restated Articles will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of Common Stock when additional shares are issued. Therefore, if the Company issues any of the newly authorized shares of Common Stock in the future, our current stockholders’ percentage ownership interest of the total outstanding shares of Common Stock will be reduced.

Notwithstanding the above disclosed risks and the dilution to our existing stockholders, we believe that the increase in our authorized capital is vital to our ability to effectively execute on our business plan and related strategies.

The Company’s shares are quoted on the Over the Counter Bulletin Board (the “OTCBB”), which is subject to oversight by the Financial Industry Regulatory Authority (“FINRA”). On July 25, 2013, the Company submitted an Issuer Company-Related Action Notification Form to FINRA in order to obtain its approval of the Name Change and the Stock Split, which will not be effective for purposes of the OTCBB until approved by FINRA. Although the Company could implement the Name Change and Share Increase for state law purposes without FINRA approval, the Company does not intend to cause any corporate action with respect to those matters to be taken until FINRA and all other regulatory approvals have been obtained.

5

Security Ownership of Certain Beneficial Owners and Management Following the Proposed Transactions

The following table sets forth information regarding beneficial ownership of our Common Stock as of July 26, 2013 (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Class (2)
Daniel M. Ferris Keeper’s Cottage, 29 Farmington, Nr Cheltenham, Gloucestershire GL54 3ND, United Kingdom President, Secretary, Treasurer, Director	2,000,000	59.7%
All Current Officers and Directors as a group (1 person)	2,000,000	59.7%

(1) Title of Class of Stock is Common Stock.

(2) The percentage is based on 3,350,000 shares of Common Stock issued and outstanding as of July 26, 2013.

Delivery of documents to

security holders sharing an address

Only one copy of this Information Statement is being delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this document was delivered. A stockholder may mail a written request to Curry Gold Corp., Attention: Secretary, 29 Farmington, Nr Cheltenham, Gloucestershire, GL54 3ND, United Kingdom, or call +44 (777) 550-5138, to request:

•	a separate copy of this Information Statement;
•	a separate copy of Information Statements in the future; or
•	delivery of a single copy of Information Statements, if such stockholder is receiving multiple copies of those documents.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330.

We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the fiscal year ended November 30, 2012 and copies of our Quarterly Reports on Form 10-Q for the three months ended February 28, 2013 and May 31, 2013, including the financial statements, as filed with the SEC. You are encouraged to review the Annual Report, the Quarterly Reports and any subsequent information we filed or will file with the SEC and other publicly available information.

By Order of the Board of Directors,

/s/ Daniel M. Ferris

Daniel M. Ferris

President, Treasurer and Secretary

Gloucestershire, UK

August 10, 2013

6

ATTACHMENTS

Attachment 1: Amended and Restated Articles of Incorporation of Curry Gold Corp.

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Certificate to Accompany	Filed in the office of	Document Number 20130491176-94
Restated Articles or		Filing Date and Time 07/25/2013 3:28 PM
Amended and Restated Articles	Ross Miller Secretary of State	Entity Number E0524182009-6
(PURSUANT TO NRS)	State of Nevada

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation

 (Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)

(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability

Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

Curry Gold Corp.

2. The articles are: (mark only one box)      ☐ Restated      ☒ Amended and Restated

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: _______________

     The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☒ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☒ Articles have been added.

☐ Articles have been deleted.

☐ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

_________________________________________________________________________________

4. Effective date and time of filing: (optional)    Date: ______________     Time: ________________

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

7

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF CURRY GOLD CORP.

Pursuant to the provisions of Sections 78.390 and 78.403 of the Nevada Revised Statutes ("NRS"), the undersigned, an officer of Curry Gold Corp. (the "Corporation"), submits the following Certificate (this "Certificate") amending and restating the Articles of Incorporation, as provided herein:

1. The name of the Corporation is Curry Gold Corp. The original Articles of Incorporation (the "Original Articles") were filed by the Corporation with the Nevada Secretary of State on September 30, 2009.

2. Pursuant to Section 78.403 of the NRS, these Articles amend and restate the entire Articles of Incorporation of the Corporation. The full text of all such amendments to the Amended Articles are contained in these Articles, and each such amendment has been effected in conformity with the Act.

3. These Articles and the amendments to the Amended Articles included herein have been approved in the manner required by the Act, the Amended Articles and the Corporation's Bylaws. These Articles and the amendments to the Amended Articles included herein were approved and adopted by the Board of Directors of the Corporation, and by at least a majority of all stockholders of the Corporation entitled to vote thereon.

4. This Certificate shall become effective on filing.

5. The text of the entire Articles of Incorporation are restated herein, to read in their entirety as follows:

ARTICLE ONE

The name of the corporation is Virtus Oil and Gas Corp. (the "Corporation").

ARTICLE TWO

The purposes of the Corporation shall be to engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of NRS.

ARTICLE THREE

The Corporation shall have the authority to issue One Hundred Fifty Million (150,000,000) shares of common stock, par value $0.001 per share.

8

ARTICLE FOUR

The Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation, including any Bylaw adopted by the stockholders.

ARTICLE FIVE

The Corporation may indemnify each person who is or was a director or officer of the Corporation to the fullest extent permissible under applicable Nevada law and any successor statutes under the NRS. The Board of Directors of the Corporation, in its sole discretion, shall have the power, on behalf of the Corporation, to indemnify such other persons for whom indemnification is permitted by such provisions of the NRS, to the fullest extent permissible thereunder, and may purchase such liability indemnification and/or other similar insurance as the Board of Directors from time to time shall deem necessary or appropriate, in its sole discretion.

The power to indemnify and/or obtain insurance provided in this Article Five shall be cumulative of any other power of the Board of Directors and/or any rights to which such a person or entity may be entitled by law, the Articles of Incorporation and/or Bylaws of the Corporation, contract, other agreement, vote or otherwise.

The undersigned does make and file these Amended and Restated Articles of Incorporation, hereby declaring and certifying that the facts stated herein are true and accordingly has set his hand hereto on July 25, 2013.

CURRY GOLD CORP.

By: /s/ Daniel M Ferris

Daniel M. Ferris

President

9

NEVADA STATE BUSINESS LICENSE

VIRTUS OIL AND GAS CORP.

Nevada Business Identification # NV20091252276

Expiration Date: September 30, 2014

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

This license shall be considered valid until the expiration date listed above unless suspended or revoked in accordance with Title 7 of Nevada Revised Statutes.

This document is not transferable and is not issued in lieu of any locally-required business license, permit or registration.

Please Post in a Conspicuous Location

You may verify this Nevada State Business License online at www.nvsos.gov under the Nevada Business Search.

10

VIRTUS OIL AND GAS CORP.

Business Entity Information

Status:	Active	File Date:	9/30/2009
Type:	Domestic Corporation	Entity Number:	E0524182009-6
Qualifying State:	NV	List of Officers Due:	9/30/2014
Managed By:		Expiration Date:
NV Business ID:	NV20091252276	Business License Exp:	9/30/2014

Registered Agent Information

Name:	CAPITOL CORPORATE SERVICES, INC.	Address 1:	202 SOUTH MINNESOTA STREET
Address 2:		City:	CARSON CITY
State:	NV	Zip Code:	89703
Phone:		Fax:
Mailing Address 1:		Mailing Address 2:
Mailing City:		Mailing State:	NV
Mailing Zip Code:
Agent Type:	Commercial Registered Agent - Corporation
Jurisdiction:	NEVADA	Status:	Active

Financial Information

No Par Share Count:	0	Capital Amount:	$ 150,000.00
Par Share Count:	150,000,000.00	Par Share Value:	$ 0.001

Officers                                                      Include Inactive Officers

President - DANIEL M FERRIS
Address 1:	KEEPERS COTTAGE	Address 2:	29 FARMINGTON, NR CHELTENHAM
City:	GLOUCESTERSHIRE	State:
Zip Code:	GL543ND	Country:	ENG
Status:	Active	Email:
Secretary - DANIEL M FERRIS
Address 1:	KEEPERS COTTAGE	Address 2:	29 FARMINGTON, NR CHELTENHAM
City:	GLOUCESTERSHIRE	State:
Zip Code:	GL543ND	Country:	ENG
Status:	Active	Email:
Treasurer - DANIEL M FERRIS
Address 1:	KEEPERS COTTAGE	Address 2:	29 FARMINGTON, NR CHELTENHAM
City:	GLOUCESTERSHIRE	State:
Zip Code:	GL543ND	Country:	ENG
Status:	Active	Email:
Director - DANIEL M FERRIS
Address 1:	KEEPERS COTTAGE	Address 2:	29 FARMINGTON, NR CHELTENHAM
City:	GLOUCESTERSHIRE	State:
Zip Code:	GL543ND	Country:	ENG
Status:	Active	Email:

Actions\Amendments

Action Type:	Articles of Incorporation
Document Number:	20090714969-37	# of Pages:	1
File Date:	9/30/2009	Effective Date:
Initial Stock Value: Par Value Shares: 75,000,000 Value: $ 0.001 No Par Value Shares: 0 ------------- ---------------------------------------------------- Total Authorized Capital: $ 75,000.00
Action Type:	Initial List
Document Number:	20090828399-40	# of Pages:	1
File Date:	12/1/2009	Effective Date:
(No notes for this action)
Action Type:	Annual List
Document Number:	20100838364-75	# of Pages:	1
File Date:	11/8/2010	Effective Date:
(No notes for this action)
Action Type:	Registered Agent Change
Document Number:	20120613091-55	# of Pages:	1
File Date:	9/5/2012	Effective Date:
(No notes for this action)
Action Type:	Annual List
Document Number:	20120624105-53	# of Pages:	1
File Date:	9/10/2012	Effective Date:
12-13
Action Type:	Annual List
Document Number:	20120624564-02	# of Pages:	1
File Date:	9/10/2012	Effective Date:
11-12
Action Type:	Annual List
Document Number:	20130481103-13	# of Pages:	1
File Date:	7/19/2013	Effective Date:
(No notes for this action)
Action Type:	Amended & Restated Articles
Document Number:	20130491176-94	# of Pages:	3
File Date:	7/25/2013	Effective Date:

Previous Stock Value: Par Value Shares: 75,000,000 Value: $ 0.001 No Par Value Shares: 0 ---------

------------------------------------------------- Total Authorized Capital: $ 75,000.00 New Stock

Value: Par Value Shares: 150,000,000 Value: $ 0.001 No Par Value Shares: 0 ------------------

-------------------------------------- Total Authorized Capital: $ 150,000.00

11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Certificate of Correction	Filed in the office of	Document Number 20130491176-94
(PURSUANT TO NRS CHAPTERS 78,		Filing Date and Time 07/25/2013 3:28 PM
78A, 80, 81, 82, 84, 86, 87, 87A, 88,	Ross Miller Secretary of State	Entity Number E0524182009-6
88A, 89 AND 92A)	State of Nevada

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Curry Gold Corp.

2. Description of the original document for which correction is being made:

Amended and Restated Articles of Incorporation of Curry Gold Corp.

3. Filing date of the original document for which correction is being made: July 25, 2013

4. Description of the inaccuracy or defect:

Paragraph 4 reads: “4. This Certificate shall become effective on filing.”

5. Correction of the inaccuracy or defect:

Paragraph 4 should have read: “4. This Certificate shall become effective on August 30, 2013.”

6. Signature

/s/ Daniel Ferris	President	July 31, 2013
Authorized Signature	Title * CEO	Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner, a limited-liability partnership, by a managing partner, a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

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